UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  07/01/2005

Oglebay Norton Company
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-32665

Ohio	34-1888342
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

North Point Tower
1001 Lakeside Avenue - 15th Floor
Cleveland, OH 44114
(Address of Principal Executive Offices, Including Zip Code)

216-861-3300
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 1.01.    Entry into a Material Definitive Agreement

On July 1, 2005, ON Marine Services Company and Oglebay Norton Marine Services Company, L.L.C. (collectively, "Borrower"), both indirect, wholly-owned subsidiaries of Oglebay Norton Company, the Registrant, entered into an Amended and Restated Credit Agreement (the "Agreement") with National City Bank ("Bank"). All terms used herein which are defined in the Agreement and not otherwise defined herein shall have the meanings assigned to them in the Agreement.

Borrower and Bank are parties to a Credit Agreement dated as of July 14, 1997 (the "Original Credit Agreement"); the First Amendment to Credit Agreement dated as of January 15, 1999; the Second Amendment to Credit Agreement dated as of July 15, 1999; the Third Amendment to Credit Agreement dated as of July 12, 2000; the Fourth Amendment to Credit Agreement dated as of September 30, 2001; the Fifth Amendment to Credit Agreement dated as of December 24, 2001; the Sixth Amendment to Credit Agreement dated as of October 25, 2002; the Seventh Amendment to Credit Agreement and Temporary Waiver dated as of April 18, 2003; the Eighth Amendment to Credit Agreement dated as of June 13, 2003; the Ninth Amendment to Credit Agreement dated as of September 11, 2003; the Stipulation Providing Further Adequate Protection to National City Bank approved by the United States Bankruptcy Court, District of Delaware in Jointly Administered Case No. 04-10558 (JBR) on October 28, 2004, and the Tenth Amendment to Credit Agreement dated as of January 31, 2005 (collectively, the "Existing Credit Agreement").

Borrower and Lender have agreed to amend and restate the Existing Credit Agreement to consolidate the previous amendments to the Original Credit Agreement and to provide for certain additional amendments on the terms set forth in the Agreement, which agreement shall become effective upon satisfaction of certain conditions precedent set forth in the Agreement.

It is the intent of the parties that the Agreement not constitute a novation or waiver of the obligation and liabilities existing under the Existing Credit Agreement, including any obligation or action required to be performed prior to the date hereof, or evidence payment of all or any of such obligations and liabilities, but that the Agreement amend and restate in its entirety the Existing Credit Agreement, and that from and after the date of the Agreement, the Existing Credit Agreement be of no further force or effect except as to evidence the incurrence of the obligations of the Borrower thereunder and the representations and warranties made thereunder.

A copy of the Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits.

10.1        Amended and Restated Credit Agreement, made as of July 1, 2005, by and among, ON Marine Services Company and Oglebay Norton Marine Services Company, L.L.C., a Delaware limited liability company (collectively, "Borrower") and National City Bank ("Bank").

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Oglebay Norton Company

Date: July 07, 2005.	By:	/s/ Julie A. Boland
Julie A. Boland
VP, CFO & Treasurer

Exhibit Index

Exhibit No.	Description
EX-10.1	Amended and Restated Credit Agreement, between ON Marine Services Company and Oglebay Norton Marine Services Company, L.L.C., as Borrowers, and National City Bank, dated as of July 1, 2005.